Exhibit 10.12
                                SEVENTH AMENDMENT
                                       TO
                        FINANCING AND SECURITY AGREEMENT


         THIS SEVENTH AMENDMENT TO FINANCING AND SECURITY AGREEMENT (this "Agreement") is made as of the 29th day of December, 1998, by and among:

         Four M Corporation, a corporation organized under the laws of the State of Maryland ("FMC"), Box USA Group, Inc., a corporation organized under the laws of the State of New York ("Box"), Four M Paper Corporation, a corporation organized under the laws of the State of Delaware ("Paper"), Four M Manufacturing Group of Georgia, Inc., a corporation organized under the laws of the State of Pennsylvania ("Georgia"), Page Packaging Corporation, a corporation organized under the laws of the State of California ("Page"), Box USA of Florida, L.P., a limited partnership organized under the laws of the State of Georgia (the "Florida Partnership"), and Fibre Marketing Group, LLC, a limited liability company organized under the laws of the State of Maryland ("Fibre Marketing") jointly and severally (FMC, Box, Georgia, Page, and the Florida Partnership, are sometimes herein collectively referred to as the "Borrowers;" and individually, as a "Borrower");

         NATIONSBANK, N.A., a national banking association ("NationsBank"), and the other financial institutions listed on the signature pages hereof (NationsBank and the other financial institutions are herein collectively referred to as the "Lenders" and individually, as a "Lender"); and

         NATIONSBANK, N.A., a national banking association (the "Agent").

                                    RECITALS

         A. The Agent, the Lenders and the Borrowers are parties to the Financing and Security Agreement dated as of May 30, 1996 (as amended by First Amendment to Financing and Security Agreement dated February 28, 1997 (the "First Amendment"), Second Amendment to Financing and Security Agreement dated March 27, 1997, Third Amendment to Financing and Security Agreement dated July 31, 1997, Fourth Amendment to Financing and Security Agreement dated December 5, 1997, Fifth Amendment to Financing and Security Agreement dated May 11, 1998, Sixth Amendment to Financing and Security Agreement dated December 15, 1998 (the "Sixth Amendment"), and as amended, modified, restated, substituted, extended and renewed at any time and from time to time, the "Financing Agreement"). Capitalized terms not otherwise defined in this Agreement shall have the meanings given to them in the Financing Agreement.

         B. The Borrowers have requested that the Agent and the Lenders (1) temporarily reduce the minimum availability requirement of Section 2.1.12(b) from $10,000,000 to $5,000,000 and (2) allow the use of proceeds of the Revolving Loan for the payment of interest which was due on December 1, 1998 on the Senior Secured Notes in the approximate amount of $10,000,000.

         C. The Agent and the Lenders are willing to agree to the Borrowers' request on the condition, among others, that this Agreement be executed and delivered.

                                   AGREEMENTS

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, receipt of which is hereby acknowledged, the Borrowers, the Agent and the Lenders agree that the Financing Agreement is hereby amended as follows:

         1. The Borrowers, the Agent and the Lenders agree that the Recitals above are a part of this Agreement. Unless otherwise expressly defined in this Agreement, terms defined in the Financing Agreement shall have the same meaning under this Agreement.

         2. Section 2.1.12(b) of the Financing Agreement is hereby amended in its entirety to read as follows:

               (b) The Borrowers shall not at any time permit the aggregate outstanding principal amount of the Revolving Loan to exceed an amount equal to (i) Borrowing Base minus (ii)(A) on or before May 30, 1999, Five Million Dollars ($5,000,000), and (B) on May 31, 1999 and thereafter, Ten Million Dollars ($10,000,000).

         3. In order to induce the Agent and the Lenders to make an advance under the Revolving Loan in the aggregate amount of $10,319,000, which shall be used by the Borrowers to pay the interest payment due on December 1, 1998 under the terms of the Senior Secured Notes, the Borrowers represent, warrant and agree (without implying any limitation on any provision of the Financing Agreement or any of the other Financing Documents) that (a) under the Financing Agreement, the Borrowers have agreed that advances under the Revolving Credit Facility and the Collateral shall not be used other than for (i) the payment of the Obligations, and (ii) payment of current operating expenses incurred in the ordinary course of the Borrower's businesses, (b) under the Financing Agreement, current operating expenses do not include such an interest payment, (c) the Lenders are under no obligation to make the advance requested, and (d) the making of the advance shall not constitute a waiver, amendment or modification of any provision of the Financing Agreement or any of the other Financing Documents, including, without limitation, an agreement on the part of the Lenders to make or to consider making an advance under the Revolving Loan for any future interest payment on the Senior Secured Notes.

         4. Each of the Borrowers hereby represents and warrants that all of the representations and warranties contained in the Financing Documents are true and correct on and as of the date hereof as if made on and as of such date, both before and after giving effect to this Agreement, and that no Event of Default or Default has occurred and is continuing or exists or would occur or exist after giving effect to this Agreement, unless (except in the case of the Default described in Section 7 of the Sixth Amendment, which Default will be remedied by the making of the interest payment due December 1, 1998, on the Senior Secured Notes) such Default or Event of Default has been previously expressly waived in writing. Each of the Borrowers hereby issues, ratifies and confirms the representations, warranties and covenants contained in the Financing Agreement, as amended hereby. Each of the Borrowers agrees that this Agreement is not intended to and shall not cause a novation with respect to any or all of the Obligations. This Agreement is one of the Financing Documents.

         5. The Borrowers each hereby jointly and severally, knowingly and voluntarily, forever release, acquit and discharge the Agent, each of the Lenders and any past, present or future agent, attorney, legal representative, predecessor in interest, affiliate, successor, assign, employee, director or officer any one or more of the Agent and the Lenders (collectively, with the Agent and each of the Lenders, the "Lender Group") from and of any and all claims that any of Lender Group is in any way responsible for the past, current or future condition or deterioration of the business operations and/or financial condition of any of the Borrowers and from and of any and all claims that any of the Lender Group breached any agreement to loan money or make other financial accommodations available to the Borrowers or to fund any operations of the Borrowers at any time. The Borrowers each further hereby jointly and severally, knowingly and voluntarily forever release, acquit and discharge the Lender Group, from and of any and all other claims, damages, losses, actions, counterclaims, suits, judgments, obligations, liabilities, defenses, affirmative defenses, setoffs, and demands of any kind or nature whatsoever, in law or in equity, whether presently known or unknown, which any or all of the Borrowers may have had, now have, or which they can, shall or may have for, upon, or by reason of any matter, course or thing whatsoever relating to, arising out of, based upon, or in any manner connected with, any transaction, event, circumstance, action, failure to act, or occurrence of any sort or type, whether known, or unknown, which occurred, existed, was taken, permitted, begun, or otherwise related or connected to or with any or all of the Obligations, this Agreement, any or all of the Financing Documents, and/or any direct or indirect action or omission any of the Lender Group. The Borrowers further agree that from and after the date hereof, they will not assert to any person or entity that any deterioration of the business operations or financial condition of any of the Borrowers was caused by any breach or wrongful act of any of the Lender Group.

         6. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Maryland, without regard to principles of choice of law.

         7. The Borrowers shall pay at the time this Agreement is executed and delivered all fees, commissions, costs, charges, taxes and other expenses incurred by the Agent and its counsel in connection with this Agreement, including, but not limited to, reasonable fees and expenses of the Agent's counsel and all recording fees, taxes and charges.

         8. This Agreement may be executed in any number of duplicate originals or counterparts, and each of such duplicate originals or counterparts shall be deemed to be an original and all taken together shall constitute but one and the same instrument. The Borrowers agree that the Agent and the Lenders may rely on a telecopy of any signature of any Borrower. The Agent and the Lenders agree that the Borrower may rely on a telecopy of this Agreement executed by the Agent and the Lenders, respectively.

         IN WITNESS WHEREOF, each of the parties hereto have executed and delivered this Agreement under their respective seals as of the day and year first written above.

                               SIGNATURE PAGE TO
             SEVENTH AMENDMENT TO FINANCING AND SECURITY AGREEMENT



WITNESS OR ATTEST:                          FOUR M CORPORATION



/s/                                         By:/s/                     (Seal)
--------------------                           -----------------------
                                               Dennis Mehiel
                                               Chairman


WITNESS OR ATTEST:                          BOX USA GROUP, INC.



/s/                                         By:/s/                     (Seal)
--------------------                           -----------------------
                                               Dennis Mehiel
                                               Chairman


WITNESS OR ATTEST:                          FOUR M PAPER CORPORATION



/s/                                         By:/s/                     (Seal)
--------------------                           -----------------------
                                               Dennis Mehiel
                                               Chairman


WITNESS OR ATTEST:                          FOUR M MANUFACTURING GROUP
                                              OF GEORGIA, INC.


/s/                                         By:/s/                     (Seal)
--------------------                           -----------------------
                                               Dennis Mehiel
                                               Chairman

                               SIGNATURE PAGE TO
             SEVENTH AMENDMENT TO FINANCING AND SECURITY AGREEMENT


WITNESS OR ATTEST:                          PAGE PACKAGING CORPORATION



/s/                                         By:/s/                     (Seal)
--------------------                           -----------------------
                                               Dennis Mehiel
                                               Chairman




WITNESS OR ATTEST:                          BOX USA OF FLORIDA, L.P.
                                            BY: FOUR M MANUFACTURING
                                                GROUP OF GEORGIA, INC.
                                                General Partner


/s/                                         By:/s/                     (Seal)
--------------------                           -----------------------
                                               Dennis Mehiel
                                               Chairman


WITNESS OR ATTEST:                          FIBRE MARKETING GROUP, LLC
                                            BY:  Four M Corporation



/s/                                         By:/s/                     (Seal)
--------------------                           -----------------------
                                               Dennis Mehiel
                                               Chairman


WITNESS:                                    NATIONSBANK, N.A., In its capacity
                                            as Agent


/s/                                         By:/s/                     (Seal)
--------------------                           -----------------------
                                               Thomas A. Buckelew
                                               Vice President

                               SIGNATURE PAGE TO
             SEVENTH AMENDMENT TO FINANCING AND SECURITY AGREEMENT



WITNESS:                                     NATIONSBANK, N.A., in its capacity
                                             as Lender


/s/                                          By:/s/                   (Seal)
---------------                              -------------------------
                                                 Thomas A. Buckelew
                                                 Vice President

WITNESS:                                     IBJ SCHROEDER BUSINESS CREDIT
                                             CORPORATION



                                             By:/s/                   (Seal)
-----------------                            -------------------------
                                                 Name: Robert R. Wallace
                                                 Title: Vice President



WITNESS:                                     SANWA BUSINESS CREDIT
                                             CORPORATION



                                             By:                  (Seal)
---------------                              -------------------
                                                 Name:
                                                 Title:


WITNESS: BNY FINANCIAL CORPORATION (As Successor by Merger to The Bank of New York Commercial Corporation



                                             By:/s/                  (Seal)
------------------------                     -----------------------
                                                 Name: Sam Cirelli
                                                 Title: SVP

                               SIGNATURE PAGE TO
             SEVENTH AMENDMENT TO FINANCING AND SECURITY AGREEMENT



WITNESS:                                     FLEET CAPITAL CORPORATION


                                             By:                      (Seal)
------------------------                     -----------------------
                                                  Name:
                                                  Title: